SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 9, 2000


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7
             (Exact name of registrant as specified in its charter)


   California                       333-76435                 33-0761517
(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          Former name or former address, if changed since last report)


023.edg

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 7 ("Series 7") has acquired an interest in School Square Limited Partnership, a Minnesota limited partnership (the "local limited partnership" or "SCHOOL SQUARE"). SCHOOL SQUARE owns the School Square Apartments in Albany, Minnesota.

         The following table contains information concerning the apartment complex and the local limited partnership identified herein:



                                          ACTUAL OR
                                          ESTIMATED     ESTIMATED                               PERMANENT
LOCAL       PROJECT                       CONSTRUC-     DEVELOP-                                MORTGAGE     ANTICIPATED
LIMITED     NAME AND                      TION          MENT COST     NUMBER OF      BASIC      LOAN         AAGGREGATE
PARTNER-    NUMBER          LOCATION      COMPLETION    (INCLUDING    APARTMENT      MONTHLY    PRINCIPAL    TAX CREDITS
SHIP        OF BUILDINGS    OF PROPERTY   DATE          LAND COST)    UNITS          RENTS      AMOUNT       (1)
--------------------------------------------------------------------------------------------------------------------------

----------- ------------- ------------ ------------ -------------- ------------- ------------- ------------ ------------
----------- ------------- ------------ ------------ -------------- ------------- ------------- ------------ ------------
SCHOOL      School Square   Albany     October 2000    $1,228,000   12 2BR units     $445        $988,000     $396,710
SQUARE      Apartments      (Stearns                                 5 3BR units     $560        RD(2)
                            County),
            5 buildings     Minnesota

---------------- ------------- ------------ ----------- ----------- ----------- ---------------- ------------ ------------

(1) Low income housing tax credits are available over a 10-year period. In the first credit year, Series 7 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 7 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

(2) The United States Department of Agriculture, Rural Development will provide the mortgage loan for a term of 30 years at a market rate of interest prior to reduction of the interest rate by a mortgage interest subsidy to an annual rate of 1%. Principal and interest will be payable monthly based on a 50-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.


Albany (School Square): Albany is in Stearns County, Minnesota, on Interstate Highway 94. It is approximately 50 miles northwest of Minneapolis. The population is approximately 119,000. The major employers for Albany residents are Albany Public Schools, Albany Area Hospital, and Kraft Foods.



---------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
                                                                                   SHARING
                                                                                   RATIOS:
                                                                                   ALLOCATIONS
LOCAL            LOCAL                            LOCAL GENERAL   SHARING RATIOS:  (4)               SERIES 7's
LIMITED          GENERAL         PROPERTY         PARTNER         CASH FLOW (3)    AND SALE OR       CAPITAL
PARTNERSHIP      PARTNER(S)      MANAGER (1)      DEVELOPMENT                      REFINANCING       CONTRIBUTION
                                                  FEE (2)                          PROCEEDS (5)
---------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
---------------- --------------- ---------------- --------------- ---------------- --------------- ----------------
SCHOOL SQUARE    Bradley V.      Sand             $159,544        WNC: greater      99.98/.01/.01      $285,574
                 Larsen          Companies, Inc.                       of 15%       50/50
                                                                       or $1,000
                                                                  LGP: $2,212
                                                                  The balance:
                                                                       30/70
---------------- --------------- ---------------- --------------- ---------------- --------------- ----------------

(1) The local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The maximum fee payable is determined pursuant to lender regulations.

(2) The local limited partnership will pay its local general partner or an affiliate of its local general partner a development fee in the amount set forth, for services incident to the development and construction of the apartment complex. Services include: negotiating the financing commitments for the apartment complex, securing necessary approvals and permits for the development and construction of the apartment complex, and obtaining allocations of low income housing tax credits.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 7 (WNC) and the local general partner (LGP) of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 7,
(ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partner.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 7, and (ii) the local general partner. Net cash proceeds from sale or refinancing of the apartment complex is equal to the sale proceeds less payment of the mortgage loan and other local limited partnership obligations.


Item 7.  Financial Statements and Exhibits

         a.   Financial Statements of Businesses Acquired
              Not Applicable

         b.   Proforma Financial Information*

         c.   Exhibits

         10.1 Amended and Restated Limited Partnership Agreement of School Square Limited Partnership
         ----------
         *To be filed upon availability.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 7

Date: February 15, 2000           By:   WNC &  Associates, Inc.,
                                        General Partner


                                        By:  /s/ MICHAEL L. DICKENSON
                                             Michael L. Dickenson,
                                             Vice President - Chief Financial
                                             Officer

                                  EXHIBIT INDEX

Exhibit
Number        Description

10.1 Amended and Restated Limited Partnership Agreement of School Square Limited Partnership